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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 29, 2007

                               AKEENA SOLAR, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                 333-130906              20-5132054
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   (State or other jurisdiction       (Commission           (IRS Employer
         of incorporation)            File Number)        Identification No.)


           605 University Avenue, Los Gatos, CA                      95032
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         (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (408) 395-7774
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                                      N/A
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         (Former name or former address, if changed since last report.)

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On March 29, 2007, the registrant issued a press release discussing its results of operations for the fiscal fourth quarter and year ended December 31, 2006. A copy of the press release of the registrant and its unaudited financial statements for the fiscal fourth quarter and year ended December 31, 2006 are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information, including the exhibits attached hereto, in this Current Report is being furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

The financial statements attached hereto as Exhibit 99.2 have not been reviewed by our independent registered accounting firm, Marcum & Kliegman, LLP.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits


Exhibit No.          Description
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99.1                 Press release dated March 29, 2007.

99.2                 Financial Statements



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AKEENA SOLAR, INC.


Date: March 29, 2007                      By:     /s/ David Wallace
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                                          Name:   David Wallace
                                          Title:  Chief Financial Officer


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